Dear Shareholder:

          Managing stocks in a bear market is like surfing the giant waves of Hawaii's Waimea Bay--the object is to remain erect and calm while a powerful force propels you downward toward thundering oblivion. The investor's equivalent of the surfer's wipeout is shown by the performance of the technology laden Nasdaq over the last 12 months:

	1st Qtr. 2001	Last 12 Months
Nasdaq Composite	-25.5%	-59.8%
S&P 500	-11.9%	-21.7%
Dow Jones Industrial Average	-6.3%	-8.0%
Morningstar Large Value Funds Index	-5.6%	0.2%
Your Portfolio	1.0%	43.2%

The End of the Affair?

          Investors who love technology stocks understand the feeling conveyed by Shakespeare's words "the pangs of despised love." As shown by their sharp price declines in the past year, tech stocks don't always love their investors back. The question at this point is whether the great love affair with tech stocks is over.
          The answer is easy for many of yesterday's exciting Internet companies which went out of business because they ran out of cash. This is the equivalent of ending the affair by the death of one partner. Corporate death is very unlikely for the larger (and often quite profitable) technology companies whose share prices have cratered. Here the issue is divorce after an investor receives enough pain to make him sell the stock which once provided so much endearing profit. Judging by the still high valuations of large tech companies, many investors view the current situation as a serious lover's quarrel but still a long way from the stage of irreconcilable differences.
          A race to the bottom is underway between the slowly shrinking number of tech stock lovers and the dramatically diminishing number of growing tech stocks on which investors can bestow their financial affection. A year ago Lucent Technologies was a great growth company; now its corporate survival is in question. Other premier favorites such as Cisco Systems and JDS Uniphase suddenly went from fabulous growth to flat business at best. As stocks change from "growth!" to "growth?", the losses are huge because the previous prices were so high. Watching this race to the bottom is more than fascinating for investors who do not own tech stocks; some day those stocks may become cheap enough for value investors to buy.

Return to Normalcy

          That was Warren Harding's 1920 campaign slogan, soothing in feeling and vague in meaning. There is nothing vague, however, about how far the stock market still is from long--term norms of price and value. The recent years of "irrational exuberance" have been so abnormal that they have distorted reasonable expectations, much like the young man whose first blind date is with a future Miss Universe-his expectations of a normal girl may be warped for the rest of his life.

          Start with price/earnings ratios as a measure of equity valuation. As shown in the graph above, P/E ratios went to all time highs as the 20th century ended. Even after recent declines in stock prices, P/E ratios still are at levels normally seen at bull market peaks, not bear market bottoms. Note that the numbers shown are for the sedate S&P 500. The more frisky Nasdaq sported triple digit P/E ratios at this time last year.
          It gets better (or worse, depending on your perspective). The denominator in the P/E ratio-corporate earnings-also has been at record levels. Whether measured by return on equity or as a percent of gross domestic product, profits have enjoyed a golden age of unprecedented size and duration. P/E ratios were high in the mid 1930s for the very good reason that earnings were unusually depressed. More recently, however, record levels of profitability have been joined by record levels of P/E ratios which investors attach to them. Again a graph shows the perspective:

          Dividend yield is another valuation measure that has gone off the chart and stayed there. Stocks once yielded much more than bonds because investors feared that growth was unlikely and depression was inevitable. Now the opposite extreme prevails: investors are so sure of robust future growth that dividend yields have virtually vanished. Even counting share repurchase as a more tax-efficient way to pay cash to stockholders would not alter this downward trend:

           A physician prefers to make a diagnosis based on a pattern of symptoms rather than only one. The same principle applies to an investment manager. In this case the pattern of valuation measures (including others not mentioned such as the ratios of price to book value and stock market capitalization to gross domestic product) all point to the same financial diagnosis-the stock market is still very generously valued by all past norms except those of the very recent past.
          "Reversion to the mean" is the dry phrase statisticians use to describe the return to more normal conditions. Starting from such abnormally great conditions as we have now, reversion to the long-term mean shown in any of the graphs above would be a jolt to the portfolios and expectations of investors. A reversion through the mean would be a larger jolt still. While we claim no ability to predict the future, we do note that corporate profitability has shown considerable weakness recently, particularly in the technology area which led profits up in the late 1990s. The uncomfortable fact that a return to normalcy in equity valuation means large potential losses makes us unusually careful about evaluating the risks of stocks we select for your portfolio.
          That risk also explains why we have not been as active as we (and perhaps you) expected we would be in buying new stocks during the recent market decline. "Cheaper than before" does not always equate to "cheap enough to buy" for value investors such as ourselves. We look forward to a time of more good opportunities, but patience is still necessary until that day comes.

Women and Children Overboard

          Older investors may recall a kinder, gentler time when some stocks made up in yield and safety what they lacked in speculative appeal. The best known of these "widow and orphan stocks" was AT&T. Once affectionately known as "Ma Bell," AT&T last year inflicted an unaffectionate 83% cut in its dividend. Its stock price followed the dividend down. For decades, electric utilities provided safe yields, but that was before deregulation transformed the business and the risks for investors. As widow and orphan stocks sink, one uncomfortable fact emerges for equity investors: there are no more safe havens, only possible gains with very real risks attached to them.
          Balancing risk and return is central to our role of investment manager. Our decision to avoid the risk in popular technology stocks on Nasdaq led us to miss both the giant wave of speculative profits in 1999 and the giant wipeout which followed. We are confident of the long-term values and margins of safety of the stocks in your portfolio, but we also realize (as should you) that there is one possible risk no investor can avoid entirely-stock prices can become as irrationally depressed in the future as they were irrationally exuberant in the recent past.
          For many years, my colleagues have helped me invest your portfolio. To reflect this collaborative effort, I have asked them to join me in signing this, as well as, future reports.

Sincerely,

/s/ James Gipson Chairman & President	/s/ Michael Sandler Co-Manager	/s/ Bruce Veaco Co-Manager	/s/ Peter Quinn Co-Manager

April 2, 2001

          The Fund's compounded annual total return for the one, three, five, seven and ten year periods ending March 31, 2001 and for the period since inception (February 29, 1984) was 43.2%, 14.8%, 19.1%, 20.8%, 18.3% and 17.3%, respectively. These returns assume redemption at the end of each period. Past performance is no guarantee of future results. For comparison purposes, the Nasdaq Composite Index, which is market-value weighted, measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. The S&P 500 and DJIA indicies are unmanaged indicies of 500 and 30 companies, respectively, that are widely recognized as representative of the equity market in general. The Morningstar Large Value Funds Index is an index of 766 managed large value mutual funds monitored by Morningstar.

Investment Portfolio

March 31, 2001

Common Stocks (63.3%)
Shares		Value

	Aerospace & Defense (2.6%)
1,119,400	Lockheed Martin Corporation	$ 39,906,610

	Consumer Products (3.8%)
1,683,000	Newell Rubbermaid Inc.	44,599,500
438,800	Fortune Brands Inc.	15,094,720
		59,694,220
	Food & Tobacco (17.7%)
2,440,100	Philip Morris Companies Inc.	115,782,745
2,401,700	McDonald's Corporation	63,765,135
1,482,800	UST Inc.	44,558,140
1,891,600	Sara Lee Corporation	40,820,728
797,300	Tyson Foods Inc. Class A	10,739,631
		275,666,379
	Industrial & Electrical Equipment (1.1%)
513,200	Pitney Bowes Inc.	17,833,700

	Insurance & Financial Services (3.2%)
862,400	American Express Company	35,617,120
508,040	Old Republic International Corporation	14,428,336
		50,045,456
	Mortgage Finance (12.1%)
1,801,000	Freddie Mac	116,758,830
684,800	Fannie Mae	54,510,080
265,500	Golden West Financial Corporation	17,230,950
		188,499,860
	Real Estate Investments (10.5%)
975,400	Equity Residential Properties Trust	50,750,062
1,019,100	Equity Office Properties Trust	28,534,800
1,064,400	Archstone Communities Trust	26,184,240
942,300	Security Capital Group Inc./Class B*	19,552,725
600,600	Mack-Cali Realty Corporation	16,216,200
318,100	Apartment Investment & Management Company	14,139,545
238,300	General Growth Properties, Inc.	8,328,585
		163,706,157
	Retailing (6.1%)
3,644,000	Staples, Inc.*	54,204,500
650,200	Target Corporation	23,459,216
2,038,100	Office Depot, Inc.*	17,833,375
		95,497,091
	Special Situations (6.2%)
1,446,400	R.R. Donnelley & Sons Company	37,924,608
1,167,300	Manpower Inc.	33,618,240
391,000	H&R Block, Inc.	19,573,460
97,000	Great Lakes Chemical Corporation	2,981,780
254,800	Airgas, Inc.*	2,007,824
		96,105,912

	Total Common Stocks (Cost $821,366,051)	986,955,385

Short Term Investments (37.0%)
Par Value
	Federal Home Loan Bank (7.7%)
104,781,000	5.500%, due 8/13/01	105,075,435
14,547,000	5.865%, due 6/29/01	14,583,368

Total Short Term Notes (Cost $119,195,916)		119,658,803

State Street Repurchase Agreements (29.3%)
456,311,000	4.000%, due 4/02/01
	Collateralized by U.S. Treasury Obligations, due 7/31/01, 9/30/01, 10/31/01, 11/30/01, 12/31/01, 01/31/02 and 2/28/02 valued at $465,475,118, expected processes, including interest, of $465,576,521	456,311,000
Total Short Term Investments (Cost $575,506,916)		575,969,803

Total Investment Portfolio (100.3%) (Cost $1,396,872,967)		1,562,925,188

Cash and Receivables less Liabilities (-0.3%)		(4,937,692)
Net Assets (100.0%)		$1,557,987,496

*Non-income producing securities
CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc. Internet: www.pfr-valueinvestors.com

DIRECTORS	QUARTERLY REPORT MARCH 31, 2001
F. Otis Booth, Jr.
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee

TRANSFER & DIVIDEND PAYING AGENT
National Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address
330 W. 9th Street, 4th Fl.
Kansas City, MO 64105

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.